CERTIFICATION

Pursuant to Section 906

of the Sarbanes-Oxley Act of 2002

The undersigned, the Chief Executive Officer of Arden Sage Multi-Strategy Institutional Fund, L.L.C. (the “Fund”), with respect to the Fund’s Form N-CSR for the period ended March 31, 2013 as filed with the Securities and Exchange Commission (the “Commission”), hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

1. such Form N-CSR fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. the information contained in such Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Fund.

Dated: June 10, 2013

/s/ Craig Krawiec
Craig Krawiec
Chief Executive Officer

A signed original of this written statement required by Section 906 has been provided to the Fund and will be retained by the Fund and furnished to the Commission or its staff upon request.

CERTIFICATION

Pursuant to Section 906

of the Sarbanes-Oxley Act of 2002

The undersigned, the Chief Financial Officer of Arden Sage Multi-Strategy Institutional Fund, L.L.C. (the “Fund”), with respect to the Fund’s Form N-CSR for the period ended March 31, 2013 as filed with the Securities and Exchange Commission (the “Commission”), hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

1. such Form N-CSR fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. the information contained in such Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Fund.

Dated: June 10, 2013

/s/ Andrew Katz
Andrew Katz
Chief Financial Officer

A signed original of this written statement required by Section 906 has been provided to the Fund and will be retained by the Fund and furnished to the Commission or its staff upon request.